Exhibit 99.1

FORTRESS RESOURCES, LLC

Financial Statements

and

Supplementary Information

Year Ended December 31, 2017

(With Independent Auditor’s Report Thereon)

Table of Contents	Page No.

Independent Auditor’s Report	1 - 2

Balance Sheet - December 31, 2017	3 - 4

Statement of Operations - Year Ended December 31, 2017	5

Statement of Members’ Equity - Year Ended December 31, 2017	6

Statement of Cash Flows - Year Ended December 31, 2017	7 - 8

Notes to Financial Statements - December 31, 2017	9 - 22

Supplementary Information:

Schedule 1:	Manufacturing Expenses - Year Ended December 31, 2017	23

Schedule 2:	Selling Expenses - Year Ended December 31, 2017	24

Schedule 3:	General and Administrative Expenses - Year Ended December 31, 2017	25

Schedule 4:	Other Income and Expenses - Year EndedDecember 31, 2017	26

INDEPENDENT AUDITOR’S REPORT

To the Members of

Fortress Resources, LLC

We have audited the accompanying financial statements of Fortress Resources, LLC (the Company), which comprise the balance sheet as of December 31, 2017, and the related statement of operations, member’s equity, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

INDEPENDENT AUDITOR’S REPORT

(Continued)

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2017, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Report on Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in Schedules 1 through 4 is presented for purposes of additional analysis and is not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

October 16, 2019

KSJG, LLP

100 Spectrum Center Drive, Suite 1000, Irvine, California 92618

FORTRESS RESOURCES, LLC

Balance Sheet

December 31, 2017

ASSETS

Current assets:
Cash and cash equivalents	$135,283
Accounts receivable	3,802,767
Other receivables	103,423
Inventory (Note 2)	5,361,340
Prepaid expenses	57,473
Total current assets	9,460,286

Property and equipment (Note 3):	5,659,266
Less: accumulated depreciation	(1,234,972)
Net property and equipment	4,424,294

Other assets:
Deposits	19,342
Intangible assets (net of accumulated amortization of $179,193) (Note 4)	145,604

Total assets	$14,049,526

(Balance sheet continued on the following page)

FORTRESS RESOURCES, LLC

Balance Sheet

(Continued)

December 31, 2017

LIABILITIES AND MEMBERS' EQUITY

Current liabilities:
Accounts payable	$2,624,517
Accrued liabilities (Note 6)	744,896
Credit facility (Note 8)	3,800,000
Current portion of forward purchase contract (Note 7)	150,000
Current portion of capital lease obligations (Note 9)	28,456
Current portion of long-term debt (Note 10)	403,824
Customer deposits	175,944
Total current liabilities	7,927,637

Assets floored through financial institution (Note 5)	11,341,238
Flooring liability through financial institution (Note 5)	(11,341,238)
--
Long term liabilities:
Forward purchase contract (Note 7)	1,046,533
Capital lease obligations (Note 9)	55,116
Long-term debt (Note 10)	1,206,304
Total liabilities	10,235,590

Commitments and contingencies (Note 11)

Members' equity	3,813,936

$14,049,526

See accompanying notes to financial statements

FORTRESS RESOURCES, LLC

Statement of Operations Year Ended December 31, 2017

		Percentage
		of
		Sales

Sales	$33,663,054	100.0%

Cost of sales:
Purchases	14,462,076	43.0
Direct labor	4,254,609	12.6
Sub-contract labor	398,977	1.2
Manufacturing expenses	6,732,437	20.0
	25,848,099	76.8
Gross profit	7,814,955	23.2

Operating expenses:
Selling expenses	3,856,992	11.5
General and administrative expenses	1,751,045	5.2
	5,608,037	16.7
Operating income	2,206,918	6.5

Other (expenses):
Interest (expense)	(1,132,169)	(3.4)
Other (expense)	(1,053,312)	(3.1)
(Loss) on sale of assets	(187,702)	(0.6)
Total other (expenses)	(2,373,183)	(7.1)

(Loss) before income taxes	(166,265)	(0.6)

Provision for income taxes	25,215	0.1

Net (loss)	$(191,480)	(0.7)%

See accompanying notes to financial statements

FORTRESS RESOURCES, LLC

Statement of Members’ Equity

Year Ended December 31, 2017

Members' Equity
Balance at December 31, 2016	$4,885,916

Distributions to members	(880,500)

Net (loss) for the year ended December 31, 2017	(191,480)

Balance at December 31, 2017	$3,813,936

See accompanying notes to financial statements

FORTRESS RESOURCES, LLC

 Statement of Cash Flows

Year Ended December 31, 2017

Cash flows from operating activities:
Net (loss)	$(191,480)

Adjustments to reconcile net (loss) to net cash (applied to) operating activities:
Depreciation	380,663
Amortization	24,769
Loss on disposal of property and equipment	187,702
Reduction in forward purchase contract obligation	(145,663)

(Increase) decrease in:
Accounts receivable	(1,568,390)
Other receivables	203,845
Member advances	26,147
Inventory	(1,953,751)
Prepaid expenses	116,416
Deposits	19,268
Increase (decrease) in:
Accounts payable	1,287,762
Accrued liabilities	144,954
Customer deposits	15,323
Net cash (applied to) operating activities	(1,452,435)

Cash flows from investing activities:
Acquisition of property and equipment	(1,688,255)
Proceeds from sale of property and equipment	20,410
Net cash (applied to) investing activities	(1,667,845)

(Statements of cash flows continued on the following page)

FORTRESS RESOURCES, LLC

 Statement of Cash Flows

(Continued)

Year Ended December 31, 2017

Cash flows from financing activities:
Net activity on line of credit	2,500,000
Proceeds from issuance of long-term debt	1,862,805
Principal repayments of long-term debt	(317,435)
Principal repayments on capital leases	(29,958)
Distributions to members	(880,500)
Net cash provided by financing activities	3,134,912

Net increase in cash and cash equivalents	14,632

Cash and cash equivalents at beginning of year	120,651

Cash and cash equivalents at end of year	$135,283

Supplemental disclosure of cash flow information:

Cash paid during the year for:
Interest	$1,094,786

Income taxes	$25,215

Supplemental disclosure of non-cash financing activities:

During the year ended December 31, 2017, the Company acquired property and equipment totaling $69,865 by entering into capital lease obligations.

See accompanying notes to financial statements

FORTRESS RESOURCES, LLC

Notes to Financial Statements

December 31, 2017

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business - Fortress Resources, LLC (the Company) was organized under the laws of the State of California as a limited liability company on June 28, 2009. It operates as a manufacturer and installer of utility bodies and flatbeds for trucks. The Company sells principally within California, Arizona, Nevada, and Texas at both retail and wholesale levels.

Cash and Cash Equivalents - The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.

The Company maintains bank accounts with a major banking institution in which the deposits are guaranteed by the Federal Deposit Insurance Corporation. At times throughout the year, deposits may exceed insured limits.

Accounts Receivable – Accounts receivable are reported at net realizable value. The amount of accounts receivable in the balance sheets approximates fair value. The Company evaluates its accounts receivable on a regular basis for collectability and provides for an allowance for potential losses as deemed necessary. Due to the rarity of losses recorded, the Company did not record an allowance for doubtful accounts as of December 31, 2017.

Inventory - Inventory is stated at the lower of average cost (first-in, first-out) or market value. Inventory cost includes materials, direct labor, freight costs, and an allocable portion of direct and indirect manufacturing overhead.

Property and Equipment - Property and equipment are stated at cost. Depreciation and amortization expenses are calculated on the straight-line method. The depreciation and amortization methods are designed to amortize the cost of the assets over their estimated useful lives, in years, of the respective assets as follows:

Autos and trucks	5 - 10
Computer equipment	3 - 10
Furniture and fixtures	10 - 15
Machinery and equipment	5 - 20

Leasehold improvements are amortized over the life of the lease or the estimated useful life of the asset, whichever is shorter.

(Note 1 continued on the following page)

FORTRESS RESOURCES, LLC

Notes to Financial Statements

(Continued)

December 31, 2017

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property and Equipment (Continued) - Maintenance and repairs are charged to expense as incurred. Renewals and improvements of a major nature are capitalized. At the time of retirement or other disposition of property and equipment, the cost and accumulated depreciation are removed from the accounts and any gains or losses are reflected in income.

Intangible Assets - The Company has elected to amortize its intangibles on a straight-line basis over the estimated useful life of the underlying asset. Amortization expense for the year ended December 31, 2017 was $24,769.

Long-Lived Assets - The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The Company determined that no impairment loss needs to be recognized for the year ended December 31, 2017.

Forward Purchase Contract - The Company has entered into an agreement with a vendor whereby the Company received a sum of money in exchange for a commitment to purchase a minimum amount of materials, exclusively from the vendor, at a fixed price over a period of time. In the event the Company terminates the agreement early or does not meet the minimum required amount of purchases under the agreement, a ratable portion of the funds received by the Company in advance, must be refunded to the vendor. Due to this agreement being a non- marketable, closed contract between the Company and the vendor, the corresponding liability associated with the contract in the accompanying balance sheet is reported at the actual amount that would be required to be refunded to the vendor as of December 31, 2017.

Revenue Recognition - Per agreements with the respective companies, the Company recognizes a sale and corresponding cost of goods sold only on the improvement or addition it makes to its General Motors and Chrysler Group inventory and not on the sale and cost of goods sold on the actual vehicles. The General Motors and Chrysler Group agreements began August 1, 2013 and June 24, 2010, respectively, each expiring five years from their commencement. The Chrysler Group agreement contains an automatic annual renewal clause that takes effect if neither party terminates the agreement. Both the Chrysler Group and General Motors agreements were renewed in July 2018, each expiring five years from commencement.

(Note 1 continued on the following page)

FORTRESS RESOURCES, LLC

Notes to Financial Statements

(Continued)

December 31, 2017

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue Recognition (Continued) - With regards to Ford Motor Company, the Company has a signed bailment agreement which does not pass title of Ford inventory to the Company. Instead, the Company takes possession of Ford inventories, makes improvements and additions, then transfers the title to dealerships within the Ford Motor Company network. The Company recognizes sales and corresponding cost of goods sold on only the improvements and additions it makes to the Ford Motor Company inventory; but not on the sale and cost of goods sold on the actual vehicles. The Ford agreement began on August 12, 2009 and ends when either party elects to terminate it.

Advertising expense - Advertising costs are expensed as incurred. Total advertising expense for the year ended December 31, 2017 amounted to $16,259.

Income Taxes - The Company is treated as a partnership for federal and state income tax purposes. Consequently, income taxes are not payable by, or provided for, the Company. Members are taxed individually on their share of the Company’s taxable income.

The Company files income tax returns in the U.S. federal jurisdiction, California, Arizona, and Texas. The Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 2014. As a matter of course, various taxing authorities, including the IRS, could audit the Company. There were no tax years under examination by major tax jurisdictions as of December 31, 2017. The Company believes that its tax positions comply with applicable tax law and that it has adequately provided for these matters.

It is continuing policy of the Company to account for interest and penalties associated with income tax obligations as a component of income tax expense. During the year ended December 31, 2017, the Company recognized no interest and no penalties as part of the provision for income taxes in the Statement of Operations.

There was no recognition of uncertain tax positions required at December 31, 2017.

Presentation of Taxes Collected from Customers - Sales tax is imposed on most of the Company’s sales to nonexempt customers. The Company collects the taxes from customers and remits the entire amounts to the appropriate governmental authority. The Company’s accounting policy is to exclude the taxes collected and remitted from revenues and expenses.

(Note 1 continued on the following page)

FORTRESS RESOURCES, LLC

Notes to Financial Statements

(Continued)

December 31, 2017

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Warranty Policy - In general, the Company guarantees most of its products for three years. Calculations for estimated amounts of future warranty obligations are performed on an annual basis and any adjustments made are expensed.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements – In February 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2016-02, Leases: Topic 842. Under Topic 842, lessees will be required to recognize the following for substantially all leases:

●	A lease liability, which is a lessee‘s obligation to make lease payments arising from a lease, measured on a discounted basis; and

●	A right-of-use asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term.

Management is currently assessing the impact of Topic 842 on the financial statements. Topic 842 is effective for the Company’s fiscal year ended December 31, 2020.

In May 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-09, Revenue from Contracts with Customers: Topic 606. Under Topic 606, an entity is required to recognize revenue upon transfer of promised goods or services to customers, in an amount that reflects the expected consideration received in exchange for those goods or services. Management is currently assessing the impact of Topic 606 on the financial statements. Topic 606 is effective for the Company’s fiscal year ended December 31, 2019.

Subsequent Events - The Company evaluated subsequent events through October 16, 2019, the date these financial statements were available to be issued. Other than the events discussed in Note 11, there were no material subsequent events that required recognition or additional disclosure in these financial statements.

FORTRESS RESOURCES, LLC

Notes to Financial Statements

(Continued)

December 31, 2017

NOTE 2 - INVENTORY

Inventory consists of the following at December 31, 2017:

Raw materials	$2,756,016
Work-in-process	259,132
Finished goods	2,346,192
$5,361,340

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment consists of the following at December 31, 2017:

Autos and trucks	$336,061
Computer equipment	79,113
Furniture and fixtures	14,199
Machinery and equipment	2,766,014
Leasehold improvements	2,463,879
5,659,266
Less: accumulated depreciation	(1,234,972)
$4,424,294

Depreciation expense for the year ended December 31, 2017 was $380,663.

NOTE 4 - INTANGIBLE ASSETS

Intangible assets are comprised of two main purchases made by the Company. The first purchase was of the Royal Truck Body, Inc. trademark and patents that Royal Truck Body, Inc. had in its custody in 2009. The amount paid for these assets was $324,797, including acquisition costs. The Company has elected to amortize these assets over 15 years. Total accumulated amortization related to these assets at December 31, 2017 was $179,193.

FORTRESS RESOURCES, LLC

Notes to Financial Statements

(Continued)

December 31, 2017

NOTE 5 - FLOORING ARRANGEMENTS

General Motors - The Company has signed a “Special Manufacturer Converters Agreement” with General Motors. Ally Financial has extended a flooring allowance of up to $20,931,000. Under terms of the agreements, the Company agrees to sell and purchase vehicles under a restrictive purchase agreement. Under terms of this agreement, the Company purchases chassis from General Motors Company and is restricted to selling to dealers within the General Motors dealership network. Ally Financial finances all General Motors purchases and provides the Company a 6.25% financing rate. General Motors provides the Company with a $360 support credit per unit to offset the Ally Financial flooring charge.

The “Special Manufacturer Converters Agreement” expires in July 31, 2018 and is concurrent with the agreement with Ally Financial and all chassis in the possession of the Company are secured.

The balance outstanding at December 31, 2017 was $10,220,161.

Chrysler Group, LLC - The Company has an arrangement with Chrysler Group, LLC. Under the terms of the agreement the Company will receive chassis from Chrysler and later will transfer the title to the Chrysler dealer and invoice the dealer for the Company’s added value items. This agreement expires in August 2018. At December 31, 2017, the balance was $1,121,077. Subsequent to year end, Chase Bank and Chrysler Group, LLC signed a “New Vehicle Financing Commitment”. Under terms of the agreement, Chase Bank will subsume the responsibilities of Ally Financial and will finance the Company’s purchases from Chrysler Group, LLC.

The flooring arrangements with Ally Bank, General Motors, and Chrysler Group, LLC are used exclusively to obtain the chassis collateralized by the arrangements and not to finance the general operations of the Company. Due to the inseparable nature of the collateralized assets and the liabilities, the offsetting amounts have been reported together on the balance sheet at December 31, 2017.

(Note 5 continued on the following page)

FORTRESS RESOURCES, LLC

Notes to Financial Statements

(Continued)

December 31, 2017

NOTE 5 - FLOORING ARRANGEMENTS (Continued)

Ford Motor Company - The Company has a “Ford Authorized Converter Pool” arrangement with Ford Motor Company. Under the terms of this agreement, no chassis are financed; instead, the arrangement treats the chassis as bailment, meaning no passing of title (ownership) has taken place. However, if after 90 days the Company still has the chassis, then the Company is obligated to pay Ford Motor Company a storage fee based upon days held at the prime rate plus a percentage based on the number of days outstanding.

Relating to the various arrangements outlined above, total interest paid during the year ended December 31, 2017 was $937,447.

NOTE 6 - ACCRUED LIABILITIES

Accrued liabilities consist of the following at December 31, 2017:

Insurance	$15,761
Interest	89,654
Rebates	202,100
Salaries, wages and payroll taxes	395,243
Sales tax	9,258
Warranty reserve	32,880
$744,896

FORTRESS RESOURCES, LLC

Notes to Financial Statements

(Continued)

December 31, 2017

NOTE 7 – FORWARD PURCHASE CONTRACT

In May 2016, the Company entered into an agreement with a vendor in order to establish an exclusive purchase obligation with the vendor. The Company committed to purchase 100% of its paint product from the vendor for the next five years, with total gross purchases amounting to at least $5,000,000 during the contract period. In exchange, the Company receives fixed pricing on paint and received a one-time cash payment in the amount of $1,500,000. In the event the Company does not purchase at least $5,000,000 of paint by the end of the 5 years, or if the agreement is prematurely terminated by the Company, a portion of the $1,500,000 payment will be refunded to the vendor in proportion to the purchase shortfall. As of December 31, 2017, total cumulative purchases made under the terms of the agreement was $1,011,558, and the corresponding liability associated with the vendor purchase obligation was $1,196,533.

NOTE 8 – CREDIT FACILITY

In August 2017 the Company amended its credit facility with a major banking institution. With the exception of assets financed or owned by General Motors Company, Ford Motor Company, and Chrysler Group, LLC (through a subordination agreement), substantially all assets are secured by this agreement (except for those cross-collateralized under flooring arrangements) (Note 5). Under the terms of the revolving line of credit portion of the agreement, the Company can borrow up to a maximum of $4,000,000 (limited to 85% of eligible accounts receivable plus 50% of eligible inventory or $1,500,000, whichever is less). There were $3,800,000 in borrowings outstanding at December 31, 2017. Interest is charged at a rate of the Bank’s Prime Rate plus .25% (the Prime Rate at December 31, 2017 was 4.50%) or the applicable LIBOR plus 2.50%. The revolving line of credit portion of the agreement is set to expire in August 2018.

Amounts outstanding under the credit facility are guaranteed by the Company’s principal member and a trust controlled by the Company’s principal member. Under the terms of the line of credit agreement, the Company is subject to certain financial covenants. These covenants include a minimum level of tangible net worth, a maximum leverage ratio, a minimum quick ratio, and a minimum debt service coverage ratio.

FORTRESS RESOURCES, LLC

Notes to Financial Statements

(Continued)

December 31, 2017

NOTE 9 - CAPITAL LEASE OBLIGATIONS

Capital lease obligations at December 31, 2017 consist of the following:

Four capital leases with financing institutions secured by the underlying machinery and equipment with interest rates ranging from 4.00% to 6.15%, payable in monthly installments ranging from $607 to $1,053 per month, including interest, with maturities through October 2022.	$83,572
Less: current portion	(28,456)
$55,116

Future minimum payments under the capital leases at December 31, 2017 are as follows:

Years ending December 31:
2018	$32,985
2019	16,109
2020	16,109
2021	16,109
2022	12,082
Total	93,394

Less: amounts representing interest	(9,822)

Present value of net minimum lease payments	$83,572

(Note 9 continued on the following page)

FORTRESS RESOURCES, LLC

Notes to Financial Statements

(Continued)

December 31, 2017

NOTE 9 - CAPITAL LEASE OBLIGATIONS (Continued)

The following is an analysis of the leased equipment under capital leases at December 31, 2017, which is included in property and equipment (Note 3):

Equipment	$163,934
Less: accumulated depreciation	(58,832)
$105,102

Depreciation expense on equipment under capital leases for the year ended December 31, 2017 was $18,554.

NOTE 10 - LONG-TERM DEBT

Long-term debt is summarized as follows at December 31, 2017:

Note payable to a financing institution secured by the underlying auto, payable in monthly installments of $690 including interest at 5.35%. The note is scheduled to mature on September 17, 2018.	$6,073

Note payable to bank secured by equipment and inventory, payable in monthly installments of $30,057 plus interest at a rate of 4.75%. This note is scheduled to mature in March 2022 and is not guaranteed by the Company's principal member or a trust controlled by the Company's principal member.	1,526,261

Note payable to a financing institution secured by the underlying auto, payable in monthly installments of $1,049 including interest at 4.97%. The note is scheduled to mature in April 2020.	26,772

Note payable to a financing institution secured by the underlying auto, payable in monthly installments of $677 including interest at 0.10%. The note is scheduled to mature in April 2020.	18,261

Note payable to a financing institution secured by the underlying auto, payable in monthly installments of $816 including interest at 1.90%. The note is scheduled to mature in January 2020.	20,000

Note payable to a financing institution secured by the underlying auto, payable in monthly installments of $689 including interest at 2.99%. The note is scheduled to mature in July 2019.	12,761
1,610,128
Less: current portion	(403,824)
$1,206,304

(Note 10 continued on the following page)

FORTRESS RESOURCES, LLC

Notes to Financial Statements

(Continued)

December 31, 2017

NOTE 10 - LONG-TERM DEBT (Continued)

The annual aggregate maturities of long-term debt are as follows:

Years ending December 31:
2018	$403,824
2019	395,313
2020	366,780
2021	360,683
2022	83,528
$1,610,128

FORTRESS RESOURCES, LLC

Notes to Financial Statements

(Continued)

December 31, 2017

NOTE 11 - COMMITMENTS AND CONTINGENCIES WITH RELATED AND UNRELATED PARTIES AND SUBSEQUENT EVENTS

Operating Leases – During 2017, the Company entered into a lease agreement for its manufacturing headquarters in Carson, California with an affiliate through common ownership. The agreement is set to expire in September 2026, with four long-term options to extend for periods of at least 10 years. The amended agreement includes a cancellation option for the Company to terminate the lease in September 2026, or during the extension period, at the time the debt on the property is paid in full by the affiliate through common ownership. Total rent expense related to the aforementioned lease was $887,500 for the year ended December 31, 2017.

The Company also has non-cancelable operating lease agreements on other facilities located in various cities throughout California, Arizona, and Texas. Under these agreements, the Company is obligated to pay expenses incidental to leasing. Two of these agreements operate on a month- to-month basis, with monthly payments ranging from $338 to $6,000. The remaining leases have monthly base rents ranging from $7,000 to $21,626 and are set to expire on various dates through July 2027.

The Company has non-cancelable operating lease agreements on two vehicles. The agreements are set to expire on various dates though September 2019. The lease agreements provide for monthly payments ranging from $300 to $1,497.

The Company recorded rent expense on the aforementioned lease agreements with unrelated parties of $799,798 during the year ended December 31, 2017.

The following is a schedule of future minimum rental payments under all leases:

	Building Leases	Vehicle Leases	Total
Years ending December 31:
2018	$1,621,692	$21,564	$1,643,256
2019	1,533,475	17,964	1,551,439
2020	1,150,050	13,473	1,163,523
2021	1,153,253	--	1,153,253
2022	1,155,459	--	1,155,459
Thereafter	4,429,945	--	4,429,945
	$11,043,874	$53,001	$11,096,875

(Note 11 continued on the following page)

FORTRESS RESOURCES, LLC

Notes to Financial Statements

(Continued)

December 31, 2017

NOTE 11 - COMMITMENTS AND CONTINGENCIES WITH RELATED AND UNRELATED PARTIES AND SUBSEQUENT EVENTS (Continued)

Subsequent Events – Subsequent to year end, the Company signed a new lease agreement which increased its monthly rent expense at its main facility in Carson, California from $88,750 per month to $135,000 per month. In October 2018, the Company signed an amended lease agreement to exercise the first option term for an additional 10 years. The schedule above reflects this change.

In July 2018, the Company amended its credit facility with a major banking institution. With the exception of assets financed or owned by General Motors Company, Ford Motor Company, and Chrysler Group, LLC (through a subordination agreement), substantially all assets are secured by this agreement (except for those cross-collateralized under flooring arrangements) (Note 5). Under the terms of the revolving line of credit portion of the agreement, the Company can borrow up to a maximum of $5,000,000 (limited to 85% of eligible accounts receivable plus 50% of inventory, or $2,250,000, whichever is less). The amended credit facility is set to expire in August 2020.

In September 2018, the General Motors “Special Manufacturer Converters Agreement” was renewed. The new agreement is underwritten by Chase Bank, who extended a flooring allowance of up to $25,000,000 with a financing rate of 4.80%. Additionally, in August 2018, Chase Bank and Chrysler Group, LLC signed a “New Vehicle Financing Commitment”. Under terms of the agreement, Chase Bank will finance the Company’s purchases from Chrysler Group, LLC. The new commitment expires in August 2019.

Subsequent to year end, the Company entered into two long term debt agreements for the purchase of equipment (Note 10). The first agreement was entered into in April 2018. The terms of the agreement require monthly interest free payments of $528 through the date of maturity in March 2022. The second agreement, signed in September 2018, requires monthly payments of $531 per month with interest assessed at 5.14%. The agreement matures in August 2022.

Warranties - The Company records a reserve for warranties for expected warranty expense to be incurred during the warranty period, which is based on historical cost compared to sales volume. The warranty reserve is included in accrued liabilities and the related expense incurred for warranties is included in cost of sales.

(Note 11 continued on the following page)

FORTRESS RESOURCES, LLC

Notes to Financial Statements

(Continued)

December 31, 2017

NOTE 11 - COMMITMENTS AND CONTINGENCIES WITH RELATED AND UNRELATED PARTIES AND SUBSEQUENT EVENTS (Continued)

The following is a reconciliation of the changes in the Company’s reserve for warranties for the year ended December 31, 2017:

Reserve for warranties at beginning of year	$26,146
Payments made	(43,325)
Additions to warranty reserve	50,059
Reserve for warranties at end of year	$32,880

NOTE 12 – DEALER INCENTIVES

The Company receives dealer marketing allowances from Ford Motor Company ranging from $100 to $200 per released unit, and from General Motors Company ranging from $100 to $250 per released unit. During the year ended December 31, 2017, the Company received marketing allowances totaling $333,400, which have been net against selling expenses in the accompanying Statement of Operations.

FORTRESS RESOURCES, LLC

 Supplementary Information

Manufacturing Expenses

Year Ended December 31, 2017

		Percentage of Sales

Consulting	$176,860	0.5%
Depreciation	315,786	0.9
Education/seminars	4,691	--
Emission fees	8,604	--
Employee benefits	1,199	--
Equipment gas and oil	119,027	0.4
Equipment rental	39,937	0.1
Equipment repairs	49,443	0.1
Freight in	178,423	0.5
General maintenance	134,583	0.4
In-house damage repair	30,153	0.1
Indirect wages	1,267,658	3.8
Insurance - general	253,856	0.8
Insurance - group	225,650	0.7
Insurance - worker's comp	192,184	0.6
Material testing	2,090	--
Miscellaneous	8,151	--
Paint supplies	483,002	1.4
Payroll taxes	287,712	0.9
Property taxes	129,702	0.4
Rent	894,062	2.6
Rubbish removal	72,616	0.2
Security	70,539	0.2
Shop supplies	454,195	1.3
Small tools	19,347	0.1
Telephone	7,166	--
Temporary labor burden	828,775	2.5
Travel and auto	3,644	--
Uniforms	30,217	0.1
Utilities	355,379	1.1
Warranty	52,306	0.2
Weight certificate	35,480	0.1
	$6,732,437	20.0%

FORTRESS RESOURCES, LLC

 Supplementary Information

Selling Expenses

Year Ended December 31, 2017

		Percentage of Sales

Advertising	$16,259	--%
Business promotion	197,237	0.6
Dealer	1,000	--
Depreciation	53,949	0.2
Education/seminars	156	--
Freight out	(8,416)	--
Insurance - group	92,286	0.3
Insurance - worker's comp	17,911	0.1
Marketing allowances	(333,400)	(1.0)
Marketing incentive	8,000	--
Meals and entertainment	42,653	0.1
Outside commissions	29,516	0.1
Payroll taxes	148,728	0.4
Rent	780,826	2.4
Sales expense	33,792	0.1
Sales salaries and commissions	2,331,148	6.9
Telephone	79,155	0.2
Temp labor burden	58,970	0.2
Travel and auto	307,222	0.9
	$3,856,992	11.5%

FORTRESS RESOURCES, LLC

 Supplementary Information

General and Administrative Expenses

Year Ended December 31, 2017

		Percentage of Sales

Accounting	$35,280	0.1%
Amortization expense	24,769	0.1
Bad debt	4,222	--
Bank charges	82,905	0.3
Consulting	103,974	0.3
Depreciation	10,928	--
Dues and subscriptions	81,717	0.2
Education/seminars	3,329	--
Employee benefits	55,410	0.2
Insurance - group	51,849	0.2
Insurance - worker's comp	7,887	--
IT support	37,531	0.1
Legal	38,109	0.1
Meals and entertainment	1,278	--
Office expense	61,195	0.2
Office salaries	947,399	2.8
Office supplies	46,434	0.1
Payroll taxes	62,712	0.2
Postage	5,300	--
Rent	12,410	--
Taxes and licenses	26,600	0.1
Telephone	21,238	0.1
Travel and auto	28,569	0.1
	$1,751,045	5.2%

Schedule 4

FORTRESS RESOURCES, LLC

Supplementary Information

Other Income and Expenses Year Ended December 31, 2017

		Percentage
		of
		Sales

Sale of scrap	$17,061	0.1%
Miscellaneous (expense)	(172,705)	(0.5)
(Loss) on sale of assets	(187,702)	(0.6)
Interest (expense)	(1,132,169)	(3.4)
Penalties	(1,130)	--
Factory moving expense	(896,538)	(2.7)
	$(2,373,183)	(7.1)%

FORTRESS RESOURCES, LLC

Financial Statements

and

Supplementary Information

Year Ended December 31, 2018

(With Independent Auditor’s Report Thereon)

TABLE OF CONTENTS	PAGE NO.

Independent Auditor’s Report	1 - 2

Balance Sheet - December 31, 2018	3 - 4

Statement of Operations - Year Ended December 31, 2018	5

Statement of Members’ Equity - Year Ended December 31, 2018	6

Statement of Cash Flows - Year Ended December 31, 2018	7 - 8

Notes to Financial Statements - December 31, 2018	9 – 20

INDEPENDENT AUDITOR’S REPORT

To the Members of

Fortress Resources, LLC

We have audited the accompanying financial statements of Fortress Resources, LLC (the Company), which comprise the balance sheet as of December 31, 2018, and the related statement of operations, members’ equity, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

INDEPENDENT AUDITOR’S REPORT

(Continued)

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2018, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Other Matter

The 2017 financial statements were reviewed by us and our report thereon, dated April 2, 2018, stated we were not aware of any material modifications that should be made to those statements for them to be in accordance with accounting principles generally accepted in the United States of America. However, a review is substantially less in scope than an audit and does not provide a basis for the expression of an opinion on the financial statements.

Report on Supplementary Information

Our audit was conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in Schedules 1 through 4 is presented for purposes of additional analysis and is not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

April 18, 2019

KSJG, LLP

100 Spectrum Center Drive, Suite 1000, Irvine, California 92618

FORTRESS RESOURCES, LLC

Balance Sheet

December 31, 2018

ASSETS

Current assets:
Cash and cash equivalents	$569,157
Accounts receivable	3,754,788
Other receivables	181,632
Inventory (Note 2)	5,911,113
Prepaid expenses	39,401
Total current assets	10,456,091

Property and equipment (Note 3):	5,967,213
Less: accumulated depreciation	(1,524,332)
Net property and equipment	4,442,881

Other assets:
Deposits	70,118
Intangible assets (net of accumulated amortization of $201,593) (Note 4)	123,204

Total assets	$15,092,294

(Balance sheet continued on the following page)

3

FORTRESS RESOURCES, LLC

Balance Sheet

(Continued)

December 31, 2018

LIABILITIES AND MEMBERS' EQUITY

Current liabilities:
Accounts payable	$1,530,788
Accrued liabilities (Note 6)	411,438
Current portion of forward purchase contract (Note 7)	150,000
Current portion of capital lease obligations (Note 9)	25,377
Current portion of long-term debt (Note 10)	407,051
Customer deposits	167,456
Total current liabilities	2,692,110

Assets floored through financial institution (Note 5)	9,091,430
Flooring liability through financial institution (Note 5)	(9,091,430)
--

Long term liabilities:
Forward purchase contract (Note 7)	901,861
Capital lease obligations (Note 9)	75,613
Long-term debt (Note 10)	842,664
Total liabilities	4,512,248

Commitments and contingencies (Note 11)

Members' equity	10,580,046

$15,092,294

See accompanying notes to financial statements

4

FORTRESS RESOURCES, LLC

Statement of Operations

Year Ended December 31, 2018

		Percentage of Sales

Sales	$41,645,947	100.0%

Cost of sales:
Purchases	17,229,162	41.4
Direct labor	4,363,319	10.5
Sub-contract labor	372,850	0.9
Manufacturing expenses	7,005,247	16.8
	28,970,578	69.6
Gross profit	12,675,369	30.4

Operating expenses:
Selling expenses	3,450,014	8.3
General and administrative expenses	2,039,502	4.9
	5,489,516	13.2
Operating income	7,185,853	17.2

Other income (expenses):
Interest (expense)	(655,121)	(1.6)
Interest income	581,286	1.4
Other (expense)	(145,875)	(0.4)
(Loss) on sale of assets	(22,462)	(0.1)
Total other (expenses)	(242,172)	(0.7)

Income before income taxes	6,943,681	16.5

Provision for income taxes	9,975	--

Net income	$6,933,706	16.5%

See accompanying notes to financial statements

5

FORTRESS RESOURCES, LLC

Statement of Members’ Equity

Year Ended December 31, 2018

Members' Equity

Balance at December 31, 2017	$3,916,340

Distributions to members	(370,000)

Contributions from members	100,000

Net income for the year ended December 31, 2018	6,933,706

Balance at December 31, 2018	$10,580,046

See accompanying notes to financial statements

6

FORTRESS RESOURCES, LLC

Statement of Cash Flows

Year Ended December 31, 2018

Cash flows from operating activities:
Net income	$6,933,706

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	398,842
Amortization	22,400
Loss on disposal of property and equipment	22,462
Reduction in forward purchase contract obligation	(144,672)

(Increase) decrease in:
Accounts receivable	47,979
Other receivables	(78,209)
Inventory	(549,773)
Prepaid expenses	(23,531)
Deposits	(9,173)
Increase (decrease) in:
Accounts payable	(1,093,729)
Accrued liabilities	(231,054)
Customer deposits	(8,488)
Net cash provided by operating activities	5,286,760

Cash flows from investing activities:
Acquisition of property and equipment	(388,841)
Net cash (applied to) investing activities	(388,841)

(Statement of cash flows continued on the following page)

7

FORTRESS RESOURCES, LLC

Statement of Cash Flows

(Continued)

Year Ended December 31, 2018

Cash flows from financing activities:
Net activity on line of credit	(3,800,000)
Proceeds from issuance of long-term debt	48,322
Principal repayments of long-term debt	(408,735)
Principal repayments on capital leases	(33,632)
Contributions from members	100,000
Distributions to members	(370,000)
Net cash (applied to) financing activities	(4,464,045)

Net increase in cash and cash equivalents	433,874

Cash and cash equivalents at beginning of year	135,283

Cash and cash equivalents at end of year	$569,157

Supplemental disclosure of cash flow information:

Cash paid during the year for:
Interest	$707,932

Supplemental disclosure of non-cash financing activities:

During the year ended December 31, 2018, the Company acquired property and equipment totaling $51,050 by entering into capital lease obligations.

See accompanying notes to financial statements

8

FORTRESS RESOURCES, LLC

Notes to Financial Statements
December 31, 2018

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business - Fortress Resources, LLC (the Company) was organized under the laws of the State of California as a limited liability company on June 28, 2009. It operates as a manufacturer and installer of utility bodies and flatbeds for trucks. The Company sells principally within California, Arizona, Nevada, and Texas at both retail and wholesale levels.

Cash and Cash Equivalents - The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.

The Company maintains bank accounts with a major banking institution in which the deposits are guaranteed by the Federal Deposit Insurance Corporation. At times throughout the year, deposits may exceed insured limits.

Accounts Receivable – Accounts receivable are reported at net realizable value. The amount of accounts receivable in the balance sheet approximates fair value. The Company evaluates its accounts receivable on a regular basis for collectability and provides for an allowance for potential losses as deemed necessary. Due to the rarity of losses recorded, the Company did not record an allowance for doubtful accounts as of December 31, 2018.

Inventory - Inventory is stated at the lower of average cost (first-in, first-out) or market value. Inventory cost includes materials, direct labor, freight costs, and an allocable portion of direct and indirect manufacturing overhead.

Property and Equipment - Property and equipment are stated at cost. Depreciation and amortization expenses are calculated on the straight-line method. The depreciation and amortization methods are designed to amortize the cost of the assets over their estimated useful lives, in year, of the respective assets as follows:

Autos and trucks	5	-	10
Computer equipment	3	-	10
Furniture and fixtures	10	-	15
Machinery and equipment	5	-	20

Leasehold improvements are amortized over the life of the lease or the estimated useful life of the asset, whichever is shorter.

(Note 1 continued on the following page)

9

FORTRESS RESOURCES, LLC

Notes to Financial Statements
(Continued)
December 31, 2018

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property and Equipment (Continued) - Maintenance and repairs are charged to expense as incurred. Renewals and improvements of a major nature are capitalized. At the time of retirement or other disposition of property and equipment, the cost and accumulated depreciation are removed from the accounts and any gains or losses are reflected in income.

Intangible Assets - The Company has elected to amortize its intangibles on a straight-line basis over the estimated useful life of the underlying asset. Amortization expense for the year ended December 31, 2018 was $22,400.

Long-Lived Assets - The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The Company determined that no impairment loss needs to be recognized for the year ended December 31, 2018.

Forward Purchase Contract - The Company has entered into an agreement with a vendor whereby the Company received a sum of money in exchange for a commitment to purchase a minimum amount of materials, exclusively from the vendor, at a fixed price over a period of time. In the event the Company terminates the agreement early or does not meet the minimum required amount of purchases under the agreement, a ratable portion of the funds received by the Company in advance, must be refunded to the vendor. Due to this agreement being a non- marketable, closed contract between the Company and the vendor, the corresponding liability associated with the contract in the accompanying balance sheet is reported at the actual amount that would be required to be refunded to the vendor as of December 31, 2018.

Revenue Recognition - Per agreements with the respective companies, the Company recognizes a sale and corresponding cost of goods sold only on the improvement or addition it makes to its General Motors and Chrysler Group inventory and not on the sale and cost of goods sold on the actual vehicles. The General Motors and Chrysler Group agreements began August 1, 2013 and June 24, 2010, respectively, each expiring five years from their commencement. The Chrysler Group agreement contains an automatic annual renewal clause that takes effect if neither party terminates the agreement. The General Motors agreement was renewed in July 2018, expiring five year from commencement.

(Note 1 continued on the following page)

10

FORTRESS RESOURCES, LLC

Notes to Financial Statements
(Continued)
December 31, 2018

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue Recognition (Continued) - With regards to Ford Motor Company, the Company has a signed bailment agreement which does not pass title of Ford inventory to the Company. Instead, the Company takes possession of Ford inventories, makes improvements and additions, then transfers the title to dealerships within the Ford Motor Company network. The Company recognizes sales and corresponding cost of goods sold on only the improvements and additions it makes to the Ford Motor Company inventory; but not on the sale and cost of goods sold on the actual vehicles. The Ford agreement began on August 12, 2009 and ends when either party elects to terminate it.

Advertising expense - Advertising costs are expensed as incurred. Total advertising expense for the year ended December 31, 2018 amounted to $27,172.

Income Taxes - The Company is treated as a partnership for federal and state income tax purposes. Consequently, income taxes are not payable by, or provided for, the Company. Members are taxed individually on their share of the Company’s taxable income.

The Company files income tax returns in the U.S. federal jurisdiction, California, Arizona, and Texas. The Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 2014. As a matter of course, various taxing authorities, including the IRS, could audit the Company. There were no tax years under examination by major tax jurisdictions as of December 31, 2018. The Company believes that its tax positions comply with applicable tax law and that it has adequately provided for these matters.

It is continuing policy of the Company to account for interest and penalties associated with income tax obligations as a component of income tax expense. During the year ended December 31, 2018, the Company recognized no interest and no penalties as part of the provision for income taxes in the Statements of Operations.

There was no recognition of uncertain tax positions required at December 31, 2018.

Presentation of Taxes Collected from Customers - Sales tax is imposed on most of the Company’s sales to nonexempt customers. The Company collects the taxes from customers and remits the entire amounts to the appropriate governmental authority. The Company’s accounting policy is to exclude the taxes collected and remitted from revenues and expenses.

(Note 1 continued on the following page)

11

FORTRESS RESOURCES, LLC

Notes to Financial Statements
(Continued)
December 31, 2018

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Warranty Policy - In general, the Company guarantees most of its products for three years. Calculations for estimated amounts of future warranty obligations are performed on an annual basis and any adjustments made are expensed.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements – In February 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2016-02, Leases: Topic 842. Under Topic 842, lessees will be required to recognize the following for substantially all leases:

●	A lease liability, which is a lessee‘s obligation to make lease payments arising from a lease, measured on a discounted basis; and

●	A right-of-use asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term.

Management is currently assessing the impact of Topic 842 on the financial statements. Topic 842 is effective for the Company’s fiscal year ended December 31, 2020.

In May 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-09, Revenue from Contracts with Customers: Topic 606. Under Topic 606, an entity is required to recognize revenue upon transfer of promised goods or services to customers, in an amount that reflects the expected consideration received in exchange for those goods or services. Management is currently assessing the impact of Topic 606 on the financial statements. Topic 606 is effective for the Company’s fiscal year ended December 31, 2019.

Subsequent Events - The Company evaluated subsequent events through April 18, 2019, the date these financial statements were available to be issued. There were no material subsequent events that required recognition or additional disclosure in these financial statements.

12

FORTRESS RESOURCES, LLC

Notes to Financial Statements
(Continued)
December 31, 2018

NOTE 2 - INVENTORY

Inventory consists of the following at December 31, 2018:

Raw materials	$2,962,147
Work-in-process	345,799
Finished goods	2,603,167
$5,911,113

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment consists of the following at December 31, 2018:

Autos and trucks	$384,383
Computer equipment	85,137
Furniture and fixtures	14,199
Machinery and equipment	2,991,953
Leasehold improvements	2,491,541
5,967,213
Less: accumulated depreciation	(1,524,332)
$4,442,881

Depreciation expense for the year ended December 31, 2018 was $398,842.

NOTE 4 - INTANGIBLE ASSETS

Intangible assets are comprised of two main purchases made by the Company. The first purchase was of the Royal Truck Body, Inc. trademark and patents that Royal Truck Body, Inc. had in its custody in 2009. The amount paid for these assets was $324,797, including acquisition costs. The Company has elected to amortize these assets over 15 year. Total accumulated amortization related to these assets at December 31, 2018 was $201,593.

13

FORTRESS RESOURCES, LLC

Notes to Financial Statements
(Continued)
December 31, 2018

NOTE 5 - FLOORING ARRANGEMENTS

General Motors - The Company has been operating under a “Special Manufacturer Converters Agreement” with General Motors. The agreement was renewed in September 2018 with substantially the same terms. Prior to September 2018, the agreement was underwritten by Ally Financial, who extended a flooring allowance of up to $20,931,000 with a financing rate of 6.25%. Upon the renewal, the agreement was underwritten by Chase Bank, who extended a flooring allowance of up to $25,000,000 with a financing rate of 4.80%. Under terms of the agreement, the Company agrees to purchase chassis from General Motors Company and is restricted to selling the vehicles to dealers within the General Motors dealership network. General Motors provides the Company with a $360 support credit per unit to offset the flooring finance charges.

The balance outstanding at December 31, 2018 was $6,216,096. Included in the amount outstanding at December 31, 2018 is $1,314,790 in cash. This amount is for General Motors & RAM over-payments during the time of the transition from Ally Financial to Chase Bank, for chassis that are unrecognized on the Chase bank flooring arrangement. Until the VIN numbers are researched and cleared the cash assets and corresponding liability are included in the total flooring liability on the accompanying balance sheet for presentation purposes.

Chrysler Group, LLC - The Company has an arrangement with Chrysler Group, LLC. Under the terms of the agreement the Company will receive chassis from Chrysler and later will transfer the title to the Chrysler dealer and invoice the dealer for the Company’s added value items. This agreement expires in August, 2019. At December 31, 2018, the balance was $2,875,334. Chase Bank and Chrysler Group, LLC have signed a “New Vehicle Financing Commitment”. Under terms of the agreement, Chase Bank will finance the Company’s purchases from Chrysler Group, LLC.

The flooring arrangements with Chase Bank, General Motors, and Chrysler Group, LLC are used exclusively to obtain the chassis collateralized by the arrangements and not to finance the general operations of the Company. Due to the inseparable nature of the collateralized assets and the liabilities, the offsetting amounts have been reported together on the balance sheet at December 31, 2018.

(Note 5 continued on the following page)

14

FORTRESS RESOURCES, LLC

Notes to Financial Statements
(Continued)
December 31, 2018

NOTE 5 - FLOORING ARRANGEMENTS (Continued)

Ford Motor Company - The Company has a “Ford Authorized Converter Pool” arrangement with Ford Motor Company. Under the terms of this agreement, no chassis are financed; instead, the arrangement treats the chassis as bailment, meaning no passing of title (ownership) has taken place. However, if after 90 days the Company still has the chassis, then the Company is obligated to pay Ford Motor Company a storage fee based upon days held at the prime rate plus a percentage based on the number of days outstanding.

Relating to the various arrangements outlined above, total interest paid during the year ended December 31, 2018 was $480,699.

NOTE 6 - ACCRUED LIABILITIES

Accrued liabilities consist of the following at December 31, 2018:

Insurance	$9,024
Interest	36,843
Salaries, wages and payroll taxes	254,317
Sales tax	13,346
Warranty reserve	97,908

$411,438

15

FORTRESS RESOURCES, LLC

Notes to Financial Statements
(Continued)
December 31, 2018

NOTE 7 – FORWARD PURCHASE CONTRACT

In May 2016, the Company entered into an agreement with a vendor in order to establish an exclusive purchase obligation with the vendor. The Company committed to purchase 100% of its paint product from the vendor for the next five years, with total gross purchases amounting to at least $5,000,000 during the period of time. In exchange, the Company receives fixed pricing on paint and received a one-time cash payment in the amount of $1,500,000. In the event the Company does not purchase at least $5,000,000 of paint by the end of the 5 years, or if the agreement is prematurely terminated by the Company, a portion of the $1,500,000 payment will be refunded to the vendor in proportion to the purchase shortfall. As of December 31, 2018 total cumulative purchases made under the terms of the agreement were $1,493,796 and the corresponding liability associated with the vendor purchase obligation was $1,051,861.

NOTE 8 – CREDIT FACILITY

In July 2018 the Company amended its credit facility with a major banking institution. With the exception of assets financed or owned by General Motors Company, Ford Motor Company, and Chrysler Group, LLC (through a subordination agreement), substantially all assets are secured by this agreement (except for those cross-collateralized under flooring arrangements) (Note 5). Under the terms of the revolving line of credit portion of the agreement, the Company can borrow up to a maximum of $5,000,000 (limited to 85%, of eligible accounts receivable plus 50% of inventory, or $2,250,000, whichever is less). As of December 31, 2018, the Company had no outstanding borrowings on the revolving line of credit. There was $3,800,000 in borrowings outstanding at December 31, 2017. Interest is charged at a rate of the Bank’s Prime Rate minus .25% (the Prime Rate at December 31, 2018 was 5.25%) or the applicable LIBOR plus 2.25%. In July 2018, the credit facility was renewed and amended to increase the minimum borrowing base, update the covenants, and to extend the expiration date to August 2020.

Under the terms of the credit facility, the Company is subject to certain financial covenants. These covenants include a minimum level of tangible net worth, a maximum leverage ratio, and a minimum quick ratio.

16

FORTRESS RESOURCES, LLC

Notes to Financial Statements
(Continued)
December 31, 2018

NOTE 9 - CAPITAL LEASE OBLIGATIONS

Capital lease obligations at December 31, 2018 consist of the following:

Four capital leases with financing institutions secured by the underlying machinery and equipment with interest rates ranging from 4.91% to 6.15%, payable in monthly installments ranging from $568 to $677 per month, including interest, with maturities through October 2022.	$100,990

Less: current portion	(25,377)
75,613

Future minimum payments under the capital leases at December 31, 2018 are as follows:

Years ending December 31:
2019	$30,184
2020	30,184
2021	30,184
2022	19,212
Total	109,764

Less: amounts representing interest	(8,774)

Present value of net minimum lease payments	$100,990

The following is an analysis of the leased equipment under capital leases at December 31, 2018, which is included in property and equipment (Note 3):

Equipment	$120,916

Less: accumulated depreciation	(10,732)

$110,184

Depreciation expense on equipment under capital leases for the year ended December 31, 2018 was $9,277.

17

FORTRESS RESOURCES, LLC

Notes to Financial Statements
(Continued)
December 31, 2018

NOTE 10 - LONG-TERM DEBT

Long-term debt is summarized as follows at December 31, 2018:

Note payable to a financing institution secured by the underlying auto, payable in monthly installments of $690 including interest at 5.35%. The note matured in September 2018.	$--

Note payable to bank secured by equipment and inventory, payable in monthly installments of $30,057 plus interest at a rate of 4.75%. This note is scheduled to mature in March 2022 and is not guaranteed by the Company's principal member or a trust controlled by the Company's principal member.	1,165,578

Note payable to a financing institution secured by the underlying auto, payable in monthly installments of $1,049 including interest at 4.97%. The note is scheduled to mature in April 2020.	16,205

Note payable to a financing institution secured by the underlying auto, payable in monthly installments of $677 including interest at 0.10%. The note is scheduled to mature in April 2020.	10,826

Note payable to a financing institution secured by the underlying auto, payable in monthly installments of $816 including interest at 1.90%. The note is scheduled to mature in January 2020.	10,501

Note payable to a financing institution secured by the underlying auto, payable in monthly installments of $689 including interest at 2.99%. The note is scheduled to mature in July 2019.	4,774

Note payable to a financing institution secured by the underlying auto, payable in monthly installments of $528. No interest is charged on the balance. The note is scheduled to mature in March 2022.	20,584

Note payable to a financing institution secured by the underlying auto, payable in monthly installments of $531 including interest at 5.14%. The note is scheduled to mature in August 2022.	21,247
1,249,715
Less: current portion	(407,051)
$842,664

(Note 10 continued on the following page)

18

FORTRESS RESOURCES, LLC

Notes to Financial Statements
(Continued)
December 31, 2018

NOTE 10 - LONG-TERM DEBT (Continued)

The annual aggregate maturities of long-term debt are as follows:

Years ending December 31:
2019	$407,051
2020	380,381
2021	373,005
2022	89,278
$1,249,715

NOTE 11 - COMMITMENTS AND CONTINGENCIES WITH RELATED AND UNRELATED PARTIES

Operating Leases – During 2017, the Company entered into a lease agreement for its manufacturing headquarters in Carson, California with an affiliate through common ownership. In January 2018, the lease agreement was amended to increase the monthly rent from $88,750 to $135,000. The agreement is set to expire in September 2026, with four long-term options to extend for periods of at least 10 years. In October 2018 the Company signed an amended lease agreement to exercise the first option term for an additional 10 years. The amended agreement includes a cancellation option for the Company to terminate the lease in September 2026, or during the extension period, at the time the debt on the property is paid in full by the affiliate through common ownership. Total rent expense related to the aforementioned lease was

$1,620,000 for the year ended December 31, 2018.

The Company also has non-cancelable operating lease agreements on other facilities located in various cities throughout California, Arizona, and Texas. Under these agreements, the Company is obligated to pay expenses incidental to leasing. Two of these agreements operate on a month- to-month basis, with monthly payments ranging from $338 to $6,000. The remaining leases have monthly base rents ranging from $7,000 to $21,626 and are set to expire on various dates through July 2027.

The Company has a non-cancelable operating lease agreement on a vehicle. The agreement is set to expire in September 2019. The lease agreement provides for monthly payments of $1,497.

The Company recorded rent expense on the aforementioned lease agreements with unrelated parties of $642,590 during the year ended December 31, 2018.

(Note 11 continued on the following page)

19

FORTRESS RESOURCES, LLC

Notes to Financial Statements
(Continued)
December 31, 2018

NOTE 11 - COMMITMENTS AND CONTINGENCIES WITH RELATED AND UNRELATED PARTIES (Continued)

The following is a schedule of future minimum rental payments under all leases:

	Building Leases	Vehicle Leases	Total
Years ending December 31:
2019	$2,115,300	$13,473	$2,128,773
2020	1,795,050	--	1,795,050
2021	1,791,503	--	1,791,503
2022	1,953,459	--	1,953,459
2023	1,955,720	--	1,955,720
Thereafter	5,466,726	--	5,466,726
	$15,077,758	$13,473	$15,091,231

Warranties - The Company records a reserve for warranties for expected warranty expense to be incurred during the warranty period, which is based on historical cost compared to sales volume. The warranty reserve is included in accrued liabilities and the related expense incurred for warranties is included in cost of sales.

The following is a reconciliation of the changes in the Company’s reserve for warranties for the year ended December 31, 2018:

Reserve for warranties at beginning of year	$32,880
Payments made	(115,652)
Additions to warranty reserve	180,680
Reserve for warranties at end of year	$97,908

NOTE 12 – DEALER INCENTIVES

The Company receives dealer marketing allowances from Ford Motor Company ranging from $100 to $200 per released unit, and from General Motors Company ranging from $100 to $250 per released unit. During the year ended December 31, 2018, the Company received marketing allowances totaling $500,945, which have been net against selling expenses in the accompanying Statements of Operations.

20

Schedule 1

FORTRESS RESOURCES, LLC

Supplementary Information

Manufacturing Expenses
Year Ended December 31, 2018

		Percentage of Sales

Consulting	$101,097	0.2%
Depreciation	333,939	0.8
Education/seminars	5,329	--
Emission fees	11,065	--
Employee benefits	30,826	0.1
Equipment gas and oil	67,711	0.2
Equipment rental	40,685	0.1
Equipment repairs	25,318	0.1
Freight in	180,413	0.4
Freight out	623	--
General maintenance	137,572	0.3
In-house damage repair	28,192	0.1
Indirect wages	1,567,221	3.8
Insurance - general	330,068	0.8
Insurance - group	253,018	0.6
Insurance - worker's comp	211,232	0.5
Material testing	4,560	--
Miscellaneous	23,871	0.1
Paint supplies	231,476	0.6
Payroll taxes	356,388	0.9
Property taxes	221,617	0.5
Rent	1,221,587	2.8
Research and development	2,888	--
Rubbish removal	79,808	0.2
Security	56,725	0.1
Shop supplies	275,566	0.7
Small tools	31,390	0.1
Telephone	14,744	--
Temporary labor burden	606,269	1.5
Travel and auto	8,582	--
Uniforms	40,016	0.1
Utilities	340,755	0.8
Warranty	141,113	0.3
Weight certificate	23,583	0.1
	$7,005,247	16.8%

21

Schedule 2

FORTRESS RESOURCES, LLC

Supplementary Information

Selling Expenses
Year Ended December 31, 2018

		Percentage of Sales

Advertising	$27,172	0.1%
Business promotion	177,392	0.4
Depreciation	55,744	0.1
Education/seminars	453	--
Freight out	(57,535)	(0.1)
Insurance - group	134,424	0.3
Insurance - worker's comp	18,849	--
Marketing allowances	(500,945)	(1.2)
Meals and entertainment	31,370	0.1
Outside commissions	25,800	0.1
Payroll taxes	173,921	0.4
Rent	1,027,540	2.4
Sales expense	11,372	--
Sales salaries and commissions	1,922,145	4.6
Telephone	65,671	0.2
Temp labor burden	22,215	0.1
Travel and auto	314,426	0.8
	$3,450,014	8.3%

22

Schedule 3 FORTRESS RESOURCES, LLC
Supplementary Information
General and Administrative Expenses Year Ended December 31, 2018

		Percentage
		of
		Sales

Accounting	$55,948	0.1%
Amortization expense	22,400	0.1
Bad debt	3,952	--
Bank charges	88,604	0.4
Consulting	58,025	0.1
Depreciation	9,159	--
Donations	2,190	--
Dues and subscriptions	64,939	0.2
Education/seminars	941	--
Employee benefits	32,600	0.1
Insurance - group	37,768	0.1
Insurance - worker's comp	6,903	--
IT support	37,842	0.1
Legal	60,295	0.1
Meals and entertainment	485	--
Office expense	64,808	0.2
Office salaries	1,294,816	3.1
Office supplies	56,950	0.1
Payroll taxes	59,878	0.1
Postage	5,312	--
Rent	13,463	--
Taxes and licenses	12,282	--
Telephone	21,441	0.1
Temporary labor burden	8,799	--
Travel and auto	19,702	--
	$2,039,502	4.9%

23

Schedule 4 FORTRESS RESOURCES, LLC

Supplementary Information

Other Income and Expenses Year Ended December 31, 2018

		Percentage
		of
		Sales

Sale of scrap	$47,768	0.1%
Miscellaneous income	13,923	--
(Loss) on sale of assets	(22,462)	(0.1)
Interest (expense)	(655,121)	(1.6)
Interest income	581,286	1.4
Penalties	(315)	--
Factory moving expense	(207,251)	(0.5)
	$(242,172)	(0.7)%

24